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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 OR 15(d) of The
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest event
                            reported): May 18, 2005


              BELLAVISTA FUNDING CORPORATION, (as depositor under the Pooling and Servicing Agreement, to be dated as of May 1, 2005, providing for the issuance of the BellaVista Mortgage Pass-Through Trust 2005-2, Mortgage Pass-Through Certificates, Series 2005-2).


                        BELLAVISTA FUNDING CORPORATION
          ----------------------------------------------------------
            (Exact name of registrant as specified in its charter)


         Delaware                  333-123082-01               20-1372869
----------------------------       -------------           -------------------
(State or other jurisdiction        (Commission              (IRS Employer
      of incorporation)             File Number)           Identification No.)


           1299 Ocean Avenue, Suite 240
             Santa Monica, California                       90401
      ----------------------------------------       -------------------
             (Address of principal                        (Zip Code)
               executive offices)


       Registrant's telephone number, including area code (310) 255-4443
                                                          ----- --------
                                      N/A

               -------------------------------------------------
        (Former name or former address, if changed since last report.)


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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8.    Other Events.
---------     ------------

Item 8.01     Other Events.
              -------------

Filing of Computational Materials
---------------------------------

     Pursuant to Rule 424(b) under the Securities Act of 1933, concurrently with, or subsequent to, the filing of this Current Report on Form 8-K (the "Form 8-K"), BellaVista Funding Corporation (the "Company") is filing a prospectus and prospectus supplement with the Securities and Exchange Commission relating to the Mortgage Pass-Through Certificates, Series 2005-2 of BellaVista Mortgage Trust 2005-2.

     In connection with the offering of the Mortgage Pass-Through Certificates, Series 2005-2 (the "Certificates"), Greenwich Capital Markets, Inc. ("GCM") and Countrywide Securities Corporation ("CSC"), as the underwriters of certain of the certificates, have prepared certain Computational Materials (as defined below) for distribution to potential investors. Although the Company provided GCM and CSC with certain information regarding the characteristics of the mortgage loans underlying the Certificates (the "Mortgage Loans"), the Company did not participate in the preparation of the Computational Materials. The Computational Materials have been provided by GCM and CSC.

     For purposes of this Form 8-K, "Computational Materials" shall mean computer generated tables and/or charts displaying, with respect to any of the Certificates, any of the following: yield, average life, duration, expected maturity, interest rate sensitivity, loss sensitivity, cash flow characteristics, background information regarding the Mortgage Loans, the proposed structure, decrement tables, or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature.

     The Computational Materials may be based on assumptions that differ from the assumptions set forth in the Prospectus Supplement. The Computational Materials may not include, and do not purport to include, information based on assumptions representing a complete set of possible scenarios. Accordingly, the Computational Materials may not be relevant to or appropriate for all investors.

     In addition, the actual characteristics and performance of the Mortgage Loans may differ from the assumptions used in the Computational Materials, which are hypothetical in nature and which were provided to certain investors to give a general sense of how the yield, average life,


                                      2
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duration, expected maturity, interest rate sensitivity and cash flow characteristics of a particular class of Certificates might vary under varying prepayment and other scenarios. Any difference between such assumptions and the actual characteristics and performance of the Mortgage Loans will affect the actual yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Certificates.

     The Computational Materials listed as Exhibit 99.1 are attached hereto.


                                      3
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Section 9.    Financial Statements and Exhibits.
---------     ---------------------------------

Item 9.01.    Financial Statements and Exhibits.
              ---------------------------------

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits.

               99.1     Computational Materials.


                                      4
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    BELLAVISTA FUNDING CORPORATION




                                    By: /s/ Claus Lund
                                        --------------------
                                    Claus Lund
                                    President


Date: May 20, 2005


                                      5
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                                 Exhibit Index
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Exhibit                                                                  Page
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99.1    Computational Materials.                                           7



                                      6